SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 4, 1999


                               ACADIA GROUP, INC.
             (Exact name of registrant as specified in its charter)



                           Colorado 0-28976 010509781
                  (State or other (Commission (I.R.S. Employer
                 jurisdiction) File Number) Identification No.)


                        415 Rodman Road, Auburn, ME 04210
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (207) 777-3423
                                 (800) 479-3066

                                       N/A
         (Former name and former address, if changed since last report)



              The undersigned registrant hereby amends its Current Report on Form 8-K dated December 4, 1999 and filed on December 7, 1999 to amend Item 7.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired

                  Financial Statements of MedLecture.com

                  Audited Balance Sheet as of September 30, 1999

                  Statement of Operations for period from January 1, 1999 to September 30, 1999

                  Statement of Changes in Members' Equity for period from January 1, 1999 to September 30, 1999

                  Statement of CashFlows for period from January 1, 1999 to September 30, 1999

                  Notes to Financial Statements

          (b)     Pro Forma Financial Information

                  Notes to Unaudited Pro Forma Financial Information

                  Unaudited Pro Forma Combining Balance Sheet as of September 30, 1999

                  Unaudited Pro Forma Combining Statement of Operations Year Ended September 30, 1999

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ACADIA GROUP, INC.



                                  By:     /S/ John W. Holt, Jr.
                                      ------------------------------
                                  Name:  John W. Holt, Jr.
                                  Title: Chief Executive Officer and President


Dated:  March 7, 2000

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Acadia Business Group, Inc.

We have audited the balance sheet of MedLecture.com, LLC as of September 30, 1999, and the related statements of operations, changes in members' equity and cash flows for the period from January 1, 1999 to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedLecture.com, LLC as of September 30, 1999 and the results of its operations and cash flows for the period from January 1, 1999 to September 30, 1999 in conformity with generally accepted accounting principles.

Portland, Maine
February 24, 2000




                               MEDLECTURE.COM, LLC

                                  Balance Sheet

                               September 30, 1999


                                     ASSETS

Current assets
     Cash                                                                     $ 3,202

Intangibles, net of amortization                                                  695

              Total assets                                                    $ 3,897



                         LIABILITIES AND MEMBERS' EQUITY

Current liabilities
     Accounts payable                                                         $ 1,000

Members' equity
     Membership contributions                                                 $20,224
     Deficit accumulated during development stage                            (17,327)

              Total members' equity                                           $ 2,897

              Total liabilities and members' equity                           $ 3,897


----------------
The accompanying notes are an integralpat of these financial statements.




                               MEDLECTURE.COM, LLC

                             Statement of Operations

                  Period from January 1, 1999 to September 30, 1999


Revenues                                                               $ -

General and administrative fees
     Professional fees                                               6,351
     Marketing and advertising                                       1,176
     Web systems development                                         7,534
     Travel                                                          1,124
     Amortization                                                       95
     Office supplies and postage                                     1,019

              Total expenses                                        17,299

Other income (expense)
     Bank charges                                                   (58)
     Interest income                                                  30

     Other expense, net                                             (28)

     Net loss                                                 $   17,327



----------------
The accompanying notes are an integralpat of these financial statements.

                               MEDLECTURE.COM, LLC

                     Statement of Changes in Members' Equity

                Period from January 1, 1999 to September 30, 1999

                                                   Deficit
                                                 Accumulated       Total
                                  Membership     During Devel.     Members'
                                Contributions       Stage          Equity

Balances, January 1, 1999         $ -              $  -          $    -

Membership contributions           20,224             -            20,224

Net loss                             -             (17,327)      (17,327)

Balances, September 30, 1999      $20,224         $(17,327)      $  2,897




------------------
The accompanying notes are an integral part of these financial statements.

                              MEDLECTURE.COM, LLC



                           Statement of Cash Flows

             Period from January 1, 1999 to September 30, 1999


Cash flows from operating activities
     Net loss                                            $(17,327)
     Adjustment to reconcile net loss to
     net cash used by operating activities
     Amortization                                               95
     Increase in accounts payable                            1,000

     Net cash used by operating activities                (16,232)

     Cash flows from investing activities
         Additions to intangible assets                      (790)

     Cash flows from financing activities
         Membership contributions                           20,224

                  Net increase in cash                       3,202

     Cash, beginning of period                              ------

     Cash, end of period                                    $3,202



----------------
The accompanying notes are an integralpat of these financial statements.

                               MEDLECTURE.COM, LLC

                          Notes to Financial Statements
                               September 30, 1999

Nature of Operations

     The Company was formed on October 13, 1998 in the State of Maine as a Limited Liability Corporation. MedLecture.com, LLC (the "Company") was created to provide easily accessible CME (continuing medical education) for physicians through video streaming on the Internet. The Company's mission is to act as a consolidator and distributor of quality lectures from across the country to physicians via the Internet. The Company is currently in a development stage in which operations consist primarily of designing a delivery mechanism and developing strategic partnerships. As further disclosed in Note 3, the Company merged with Acadia National Health Systems, Inc. (Acadia) on November 19, 1999. MedLecture.com, LLC has a calendar year-end. These financial statements and accompanying footnotes have been prepared for the period beginning with the start of operations through Acadia's fiscal year-end.

1.    Summary of Significant Accounting Policies

      Use of Estimates

      Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

      Amortization

      The Company's investments in intangible assets consist of domain names, which are amortized by the straight-line method over the period in which those registrations are effective.

      Advertising Costs

      The Company expenses advertising costs as they are incurred. Advertising costs for the period ended September 30, 1999 were $1,176.

      Software Costs

      The Company has adopted Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires software costs to be expensed during the preliminary project stage. The Company utilized the services of an internet service provider in developing its web site. Costs of $7,534 for the period ending September 30, 1999 were expensed.

                               MEDLECTURE.COM, LLC

                              Notes to Financial Statements
                                    September 30, 1999

1.       Summary of Significant Accounting Policies (Concluded)

   Organizational Costs

      Organizational costs represent legal and other costs associated with organizing and incorporating the Company and are expensed as incurred, in accordance with SOP 98-5, "Reporting on the Costs of Start-Up Activities."

      Income Taxes

      The Company is a limited liability company (LLC). No provision for income taxes has been made since the Company is not a taxable entity and the individual members report their respective shares of the Company's income or loss.

  2.  Operating Agreement

      On July 19, 1999, the Company amended its Operating Agreement to reflect changes in ownership. The agreement provides that the Company shall allocate all profit and losses on a pro rata basis to its members in accordance with their LLC interests. In addition, the operating agreement provides that the Company shall continue in force and effect indefinitely, unless certain events, as defined, occur which cause the dissolution and liquidation of the Company. Members are not personally liable for any debts or losses of the Company beyond their initial capital contributions.

  3.  Subsequent Events

      On November 19, 1999, the Company merged with Acadia National Health Systems, Inc. Prior to the merger, the Company reorganized as a corporation registered in the State of Maine and issued 100 shares of common stock to members of the LLC. In exchange for one hundred percent of the outstanding shares of MedLecture.com, Inc., Acadia Group, Inc. issued approximately five million shares of its common stock to the stockholders of MedLecture.com, Inc.

      In connection with the merger, Acadia National Health Systems, Inc. changed its name to Acadia Group, Inc., d/b/a Acadia Business Group, Inc., and formed two subsidiary companies. Acadia Business Group, Inc. operations now fall under the subsidiary named Acadia National Health Systems, Inc. MedLecture.com, Inc. was merged with the second subsidiary, WorldLecture.com, Inc.

               Notes to Unaudited Pro Forma Financial Information


The following unaudited pro forma combining balance sheet and statement of operations present the combined financial position and results of operations of
Acadia  National  Health  Systems,  Inc.(Acadia), and MedLecture.com,   Inc.
(MedLecture), as of September 30, 1999, assuming the merger had occurred as of this date. The accompanying pro forma information is based on historical balance sheet data of the companies, giving effect to the transaction as a pooling of interest.

Under generally accepted accounting principles, the transaction will be accounted for as a pooling of interests and, as such, the assets and liabilities of Acadia will be combined with those of MedLecture at book value. In addition, the statements of income of Acadia will be combined with the statements of operations of MedLecture as of the earliest period presented. The unaudited pro forma combining statement of operations gives effect to the merger as if the merger occurred at the beginning of the earliest period presented. The unaudited pro forma combining balance sheet assumes the merger was consummated on September 30, 1999.

The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company.

                       ACADIA NATIONAL HEALTH SYSTEMS, INC.
                               MEDLECTURE.COM, LLC

                   Unaudited Pro Forma Combining Balance Sheet
                               September 30, 1999
                                     ASSETS
                                                        Pro Forma     Pro Forma
                             Acadia       Medlecture    Adjustments   Combined
Current assets
     Cash                 $   19,037      $ 3,202       $    -       $   22,239
 Accounts receivable
 and advances             $1,080,881           -             -        1,080,881
     Income taxes
 receivable                   22,226           -             -           22,226
     Current portion of
 note receivable              23,676           -             -           23,676
     Prepaid expenses and
 other assets                116,356           -             -          116,356
     Deferred income
 taxes                         7,500           -             -            7,500
   Total current assets     1,269,676        3,202           -        1,272,878

Property and equipment
 Computer software and
 licenses                      92,711          -             -           92,711
 Equipment                    186,019          -             -          186,019
 Leasehold improvements       147,803          -             -          147,803
 Furniture and fixtures        47,128          -             -           47,128
 Equipment under capital
  leases                      295,830          -                        295,830

 Less accumulated             769,491          -             -          769,491
   depreciation               186,509          -             -          186,509

 Net property and
   equipment                  582,982          -             -          582,982

Other assets
Covenant not to
 compete, net of
 amortization of $16,416      180,579          -             -          180,579
Other intangibles, net
 of amortization of
 $1,261                        16,331         695            -           17,026
Goodwill, net of
 amortization of $18,359       66,376          -             -           66,376
Organization costs, net
 of amortization of
 $16,421                       16,279          -             -           16,279
Note receivable, net of
 allowance of $50,000           4,166          -             -            4,166
Deferred tax asset
 long term                    226,000          -             -          226,000
 Total other assets           509,731         695            -          510,426

                           $2,362,389      $3,897          $ -       $2,366,286

                       ACADIA NATIONAL HEALTH SYSTEMS, INC.
                               MEDLECTURE.COM, LLC

                Unaudited Pro Forma Combining Balance Sheet (Concluded)
                               September 30, 1999
                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                  Pro Forma         Pro Forma
                           Acadia   MedLecture    Adjustments        Combined
Current liabilities
 Notes payable        $ 1,052,415   $   -         $  -              $ 1,052,415
 Current portion
  of long-term debt        84,300       -            -                   84,300
 Current portion of
  obligations under
  capital leases           86,700         -          -                   86,700
  Accounts payable        178,504     1,000          -                  179,504
  Accrued expenses         65,140         -          -                   65,140
  Overdraft payable         1,382         -          -                    1,382

Total current
  liabilities           1,468,441     1,000          -                 1469,441

Deferred income
  taxes                    15,500         -          -                   15,500

Long-term debt,
 excluding current
 portion                  331,943         -          -                  331,943

Obligations under
 capital leases, excluding
 current portion           84,937         -          -                   84,937
Total liabilities       1,900,821     1,000          -                1,901,821

Commitments

Stockholders' equity
 Common stock of no
 par value; authorized
 50,000,000 shares;
 issued and outstanding
 10,377,974 shares      1,029,890         -        2,897              1,032,787
Additional paid-
 in capital                41,992         -          -                   41,992
Accumulated deficit      (610,314)        -          -                (610,314)
Members' equity                 -     2,897       (2,897)                     -

Total stockholders'
 equity                   461,568     2,897          -                  464,465
                      $ 2,362,389   $ 3,897        $ -               $2,366,286

                   ACADIA NATIONAL HEALTH SYSTEMS, INC.
                            MEDLECTURE.COM, LLC

            Unaudited Pro Forma Combining Statement of Operations
                    Year Ended September 30, 1999

                                                       Pro Forma       Pro Forma
                              Acadia     MedLecture    Adjustments      Combined

Revenues                    $2,008,010   $  -       $     -         $ 2,008,010
Direct expenses                760,252      -             -             760,252
   Gross profit              1,247,758      -             -           1,247,758

Selling, general
 and administrative
 expenses
  Salaries and benefits      1,019,300      -             -          1,019,300
  Professional fees            132,720    13,885          -            146,605
  Administrative               200,183     1,176          -            201,359
  Depreciation and
    amortization               136,890        95          -            136,985
  Equipment                     89,989         -          -             89,989
  Postage                      122,879     1,019          -            123,898
  Occupancy                    167,261         -          -            167,261
  Travel                        50,790     1,124          -             51,914
  Provision for loss
   on notes and
   advances receivable         111,159         -          -            111,159
  Provision for bad debts        7,655         -          -              7,655
Total selling, general and
 administrative expenses     2,038,826     17,299         -          2,056,125

Other income (expense)
 Interest expense            (115,830)         -          -          (115,830)
 Interest income               19,961          -          -             19,961
 Other income                  15,263       (28)          -             15,235
 Loss on disposition
  of assets                  (32,656)          -          -           (32,656)

Total other expenses        (113,262)       (28)          -          (113,290)

Loss before income taxes    (904,330)   (17,327)          -          (921,657)

Income tax benefit          (238,500)          -          -          (238,500)

Net loss                  $ (665,830) $ (17,327)          -         $(683,157)

Net loss per common share $   (.1495) $        -     $    -         $  (.0696)






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